UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):September 26, 2011

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Wayzata Blvd. Suite 310 Minnetonka, MN		55305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTNMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01 EXHIBITS –

 LEASE AGREEMENT BETWEEN FLEMTEX PROPERTIES CORP. AND HDI PLASTICS, INC.

TRI-PARTY SALES AGREEMENT

SIGNATURE

Item 1.01                      Item 1.01 Entry into a Material Definitive Agreement.

         On September 22, 2011 (the “Effective Date”), HDI Plastics, Inc., (“Plastics”) a Texas corporation and a wholly-owned subsidiary of Hypertension Diagnostics, Inc. (“HDI” or the “Company”) entered into a five year lease agreement with Flemtex Properties Corp., a Delaware corporation for space totaling 104,291 square feet at 5330 Fleming Court, Austin, Texas (the “Lease”).  The space includes 89,452 square feet of warehouse / manufacturing space and 14,839 square feet of office. Under the terms of the Lease, Plastics shall pay rent of approximately $26,000 per month.  The rental payments over the 64 months of the initial term of the Lease total $1,626,940.  The lease payments are guaranteed by HDI.

         On September 26, 2011 Plastics entered into a definitive Tri-Party Sales Agreement (the “Agreement”) that provides for the purchase of selected manufacturing assets from Compass Bank, an Alabama state banking corporation (the “Bank”), and Cycled Plastics, Ltd., a Texas limited partnership (“CP”). In connection with the Agreement, HDI agreed to pay the Bank a cash payment of $250,000. Additionally, HDI agreed to pay $25,000 at closing to CP and to make future payments of $130,000 to CP.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22nd, Mark N. Schwartz, resigned as Chief Executive Officer of HDI.  Mr. Schwartz will remain Chairman of HDI and a member of the board of directors.

On September 22nd, Kenneth W. Brimmer was appointed President and Chief Executive Officer of HDI and of HDI Plastics, Inc.  He will remain a member of the board of directors but no longer serve on the Audit Committee of the board of directors where he served as Chairman.

Item 9.01              Exhibit.

(c)   Exhibits.

Exhibit                                                      Description

10.1	Material Contract – Lease Agreement between Flemtex Properties Corp. and HDI Plastics, Inc.

10.2	Material Contract – Tri-Party Sales Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By:	/s/ Kenneth W. Brimmer
Its Chief Executive Officer
Dated: September 26, 2011